SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___ )

Filed by the Registrant                              [x]

Filed by a party other than the Registrant           [ ]

Check the appropriate box:

     [x]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

               U.S. GLOBAL INVESTORS FUNDS - GLOBAL RESOURCES FUND
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

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                                           -------------------------------------
                                           PRELIMINARY NOTICE OF SPECIAL MEETING
                                           -------------------------------------

                           U.S. GLOBAL INVESTORS FUNDS
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                         NOTICE OF SPECIAL JOINT MEETING
                               OF SHAREHOLDERS OF
                           U.S. GLOBAL INVESTORS FUNDS
                              GLOBAL RESOURCES FUND

Dear Shareholder:

     A special meeting of shareholders of the Global Resources Fund (the "Fund"), a series of U.S. Global Investors Funds, a Massachusetts business trust (the "Trust"), will be held at 7900 Callaghan, San Antonio, Texas 78229 on April 23, 1999, at 3:00 p.m., local time, for the following purpose:

     1. to change the Fund's classification under the Investment Company Act of 1940, as amended, (the "1940 Act") from diversified to non-diversified and to eliminate the Fund's related fundamental investment restriction.

     The Fund's Board of Trustees has concluded that it would be in the best interest of the Fund and its shareholders to enable the Fund to change its classification from diversified to non-diversified under the 1940 Act. The proposed changes are designed to provide the Adviser for the fund with more flexibility in managing the Fund'S assets. The proposed change is fully discussed in the attached proxy statement.

     Shareholders of record at the close of business on March 22, 1999, shall be entitled to notice of and to vote at the meeting or any adjournment thereof.

     We hope you will be represented at the meeting. The vote of every shareholder is important. If you have questions or comments, contact the undersigned at any time (1-800-873-8637 or 210-308-1234).



                                       Susan B. McGee
                                       Secretary of the Trust


Dated: March 28, 1999

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                                                     ---------------------------
                                                     PRELIMINARY PROXY STATEMENT
                                                     ---------------------------


                           U.S. GLOBAL INVESTORS FUNDS
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                       PROXY STATEMENT FOR SPECIAL MEETING
                               OF SHAREHOLDERS OF
                           U.S. GLOBAL INVESTORS FUNDS

                              GLOBAL RESOURCES FUND

                                  INTRODUCTION

     This proxy statement is furnished to shareholders of the Global Resources Fund (the "Fund"), a series of U.S. Global Investors Funds, a Massachusetts business trust (the "Trust"). This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at a special meeting of shareholders to be held in the first floor board room at 7900 Callaghan Road, San Antonio, Texas 78229 on April 23, 1999, at 3:00 p.m., or at any adjournments thereof.

     This proxy statement and the accompanying proxy were mailed to shareholders on or about March 29, 1999. Shareholders of record at the close of business on March 22, 1999, shall be entitled to notice of and to vote at the meeting or any adjournment thereof.

     On March 22, 1999, there were _________ shares of the Global Resources Fund outstanding, with each full share outstanding entitled to one full vote and each fractional share outstanding entitled to a proportionate share of one vote.

PURPOSE OF THE MEETING

     The Board of Trustees has concluded that it would benefit the Fund and its shareholders to amend the Fund's investment restrictions and fundamental investment policies to permit the Fund to be classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The purpose of this meeting is to consider and vote upon these proposed changes and to consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

     All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions received, if any; and if no instructions are given, the proxy will be voted for approval of the proposal. The Board of Trustees does not know of any action to be considered at the meeting other than Proposal One, which is discussed below.

     The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the meeting.

     In addition to the solicitation of proxies by mail or by any other means of communication, officers and employees of the Trust and U.S. Global Investors, Inc. ("U.S. Global" or the "Adviser"), without additional compensation, may solicit proxies in person or by telephone or other means of communication. The cost of the solicitation of proxies by the Board of Trustees of the Trust for this meeting of shareholders will be borne by the Fund and will include any reimbursement paid to fiduciaries, brokerage firms, nominees and custodians for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

PRINCIPAL SHAREHOLDERS OF THE FUND

     On March 22, 1999, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of the Fund. The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund on March 22, 1999:

     THE ADVISER. U.S. Global Investors, Inc. is a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229. U.S. Global is the investment adviser to the Fund and its relationship to the Fund is discussed more fully in the prospectus and Statement of Additional Information for the Fund.

     THE PRINCIPAL UNDERWRITER. U.S. Global Brokerage, Inc. ("U.S. Global Brokerage"), a wholly owned subsidiary of U.S. Global, is a Texas corporation with its principal executive offices at 7900 Callaghan Road, San Antonio, Texas, 78229. U.S. Global Brokerage is the principal underwriter and distributor of the U.S. Global Investors Funds. The relationship of U.S. Global Brokerage to the Fund is discussed more fully in the prospectus and Statement of Additional Information for the Fund.

                                  PROPOSAL ONE

                             NON-DIVERSIFIED STATUS

     DIVERSIFICATION. Under the 1940 Act, every registered investment management company is required to be classified as either "diversified" or "non-diversified." An investment company that is classified as diversified may not change its classification without shareholder approval.

     Currently, the Fund is classified as "diversified" under the 1940 Act. As a diversified company, the Fund is required to comply with the following requirement (commonly referred to as the "Diversification Requirement"):

     at least 75% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies and other securities limited in respect of any one issuer of an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuers.

     In substance, the Diversification Requirement prevents the Fund (with respect to 75% of its total assets) from investing more than 5% of its total assets in the securities of a single issuer or holding more than 10% of the voting securities of a single issuer.

     The Fund's current fundamental investment restriction in the prospectus (the "Investment Restriction") which applies to 100% of the Fund's total assets reads as follows for the Fund:

     the Fund will not (a) invest more than 5% of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities or (b) acquire more than 10% of the voting securities in any one issuer.

     As with the Diversification Requirement, the Investment Restriction for the Fund may not be changed without shareholder approval. With respect to the Global Resources Fund, the Investment Restriction is more restrictive than the Diversification Requirement because the Investment Restriction applies to 100% of the Fund's assets, whereas, as stated above, the Diversification Requirement applies only to 75% of the Fund's assets.

     If Proposal One is approved with respect to the Fund, the Fund will no longer be subject to the Diversification Requirement or the Investment Restriction. Accordingly, the Fund will be allowed to invest, without limitation, in the securities of any single issuer.

     RATIONALE FOR THE CHANGE. The Global Resources Fund seeks to achieve its objective of long-term growth of capital and protection against inflation and monetary instability by concentrating its investments in companies in the natural resources industry. The natural resources industry consists of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources of all kinds, including timber, hydrocarbons, minerals and metals. Consistent with its objective and concentration policy, the Fund may invest without limitation in any sector of the natural resources industry.
However, because of the Diversification Requirement and the Investment Restriction, the Fund currently may not invest more than 5% of its assets in any single company within the natural resources industry or any sector of the industry.

     The Adviser believes that, over the long term, it can maximize growth of capital by employing a flexible strategy of under-weighting and over-weighting holdings relative to an appropriate benchmark index of the natural resources industry, such as the Dow Jones basic Materials and Energy Index (the "DJBM&E Index"). The DJBM&E Index is a market capitalization weighted index consisting of approximately 100 stocks. Currently, oil-related companies represent approximately 70% of the DJBM&E Index. Furthermore, several individual securities, including Exxon, Mobil, BP Amoco and Chevron, each comprise more than 5% of the DJBM&E Index. For this reason, the Adviser cannot employ the proposed investment strategy unless the Fund eliminates the Diversification Restriction and the Investment Restriction.

     The Adviser also believes that greater exposure to individual securities within the natural resources industry is consistent with the long-term trend of consolidation that has been taking place in various sectors of the natural resources industry in recent years. For example, in the oil sector of the industry, a merger is currently pending between Exxon and Mobil that will result in the third largest company in the United States. Similarly, in recent years, British Petroleum and Amoco have merged to form BP Amoco and Total S.A. of France has purchased Petrofina of Belgium. Even greater consolidation has been taking place in the gold mining sector of the natural resources industry. For example, industry consolidation has sharply reduced the number of liquid, senior mining companies available for investment in the precious metals sector. The effect of consolidation is illustrated by the market capitalization weightings of companies in the Toronto Stock Exchange Gold and Precious Minerals Index ("TSE Index"). The TSE Index contains 31 companies, yet derives 39% of its value from one stock, Barrick Gold Corporation. The Adviser believes that consolidation within these various sectors of the natural resources industry can be expected to continue in future years.

     The Adviser believes that it would be in the best interest of the Fund and its shareholders to structure the Fund's portfolio to reflect the performance and risk parameters of various sectors of the natural resources industry, as reflected by the DJBM&E Index or another appropriate benchmark. The elimination of the Diversification Restriction and the Investment Restriction is necessary to pursue this investment strategy.

     RISK. If a Fund becomes non-diversified, the Fund portfolio may include the securities of a smaller total number of issuers than if the Fund were diversified. Changes in the financial condition or market assessment of a single issuer may therefore cause greater fluctuation and volatility in the Fund's total return or asset valuation than if the Fund were required to hold the securities of a larger number of issuers. The Global Resources Fund is particularly vulnerable to risks specific to companies in the natural resources industry. These risks include broad price fluctuations during periods of economic or financial instability.

     DIVERSIFICATION FOR TAX PURPOSES. Although the Fund seeks non-diversified status within the meaning of the 1940 Act, the Fund intends to continue to qualify as a regulated investment company (commonly referred to as a "RIC") for Federal income tax purposes. To qualify as a RIC, the Fund must satisfy the diversification requirements of the Internal Revenue Code. These requirements include a 50% and 25% test.

     The 50% test requires that at the end of each quarter of the taxable year, at least 50% of the value of the RIC's total assets must be represented by: cash and cash items; U.S. government securities; securities of other RICs; and other securities. For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5 percent of the value of the investment company's total assets or more than 10 percent of the issuer's outstanding voting securities. The 25% test requires that at the end of each quarter of its fiscal year, not more than 25% of an RIC's total assets may be invested in the securities of any one issuer, except for the securities of the U.S. government or other RICs. Compliance with these tax diversification requirements may limit, from time to time, the extent to which the Fund may be able to pursue a non-diversified investment strategy.

     BOARD CONSIDERATION. At a meeting of the Board of Trustees held on February 19, 1999, the Adviser recommended that the Board take action to change the classification of the Fund to "non-diversified" under the 1940 Act and eliminate the Investment Restriction that applies the diversification requirement 100% of fund assets. The Trustees considered a variety of factors, including the information described above, and concluded that the proposed changes would be in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSAL ONE.

                                  REQUIRED VOTE

     Approval of Proposal One for the Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, which means the lesser of (1) a majority of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund represented at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting. Abstentions and proxies with respect to shares held by a broker or other nominees that are not voted because the nominee lacks discretionary authority to vote the shares (referred to as "broker non-votes") will have the effect of "no" votes.

     If at the announced time of the meeting insufficient votes have been received to approve the proposal, the meeting may be adjourned to one or more later dates to allow time to solicit additional proxies sufficient to approve the proposal.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Since the Fund does not hold annual shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided.

                                  OTHER MATTERS

     No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Fund.

     The foregoing notice and proxy statement are sent by order of the Board of Trustees.

                                       Susan B. McGee


                                       Secretary of the Trust

Dated: March 28, 1999

                                                       -------------------------
                                                       PRELIMINARY FORM OF PROXY
                                                       -------------------------

                                      PROXY
               U.S. GLOBAL INVESTORS FUNDS - GLOBAL RESOURCES FUND
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Susan B. McGee and Anthony A. Rabago proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the U.S. Global Investors Funds Global Resources Fund (the "Fund") which the undersigned would be entitled to vote if personally present at the special meeting of the shareholders of the Fund to be held on April 23, 1999.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished in connection with the meeting and hereby instructs said proxies to vote said shares as indicated hereon. The proxies present and acting at the meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting. The Board of Trustees recommends a vote FOR Proposal One.

     This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   PROXY
           U.S. GLOBAL INVESTORS FUNDS -  GLOBAL RESOURCES FUND
                           7900 Callaghan Road
                        San Antonio, Texas 78229

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Susan B. McGee and Anthony A. Rabago, proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the U.S. Global Investors Funds Global Resources Fund (the "Fund") which the undersigned would be entitled to vote if personally present at the special meeting of the shareholders of the Funds to be held on ________, 1998.

         The undersigned  hereby  acknowledges  receipt of the Notice of Special
Meeting of Shareholders and Proxy Statement furnished in connection with the meeting and hereby instructs said proxies to vote said shares as indicated hereon. The proxies present and acting at the meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

         IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting. The Board of Trustees recommends a vote FOR Proposal One.

         This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY -- U.S. GLOBAL INVESTORS FUNDS-GLOBAL RESOURCES FUND

                                                         FOR   AGAINST   ABSTAIN

1.   PROPOSAL ONE: to change the Fund's classification    [ ]    [ ]       [ ]
     under  the  Investment  Company  Act of 1940,  as
     amended,  from diversified to non-diversified and
     to  eliminate  the  Fund's  related   fundamental
     investment restriction.

                                         ---------------------------------------
                                         (SIGNATURE)                      (DATE)


                                         ---------------------------------------
                                         (SIGNATURE IF HELD JOINTLY) Please sign
                                         exactly  as your name  appears  on this
                                         proxy card.  When  signing as attorney,
                                         executor,  administrator,   trustee  or
                                         guardian, give full title as such. If a
                                         corporation, sign in the full corporate
                                         name by president  or other  authorized
                                         officer.  If  a  partnership,  sign  in
                                         partnership name by authorized person.